SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)            November 28, 2000
                                                        ------------------------


                            SONOMAWEST HOLDINGS, INC.
                           (formerly Vacu-dry Company)
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


              01912                                     94-1069729
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     Commission File Number                 (I.R.S. Employer Identification No.)


   1448 Industrial Avenue, Sebastopol, CA                      95472-4848
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   (Address of Principal Executive Office)                      Zip Code


                                 (707) 824-2548
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              (Registrant's Telephone Number, Including Area Code)


              100 Stony Point Road, Suite 200, Santa Rosa, CA 95401
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events

         On November 9, 2000, the Board of Directors amended and restated SonomaWest Holdings Inc.'s Articles of Incorporation, electing to be governed by the California General Corporation Law ("CGCL"), which went into effect on January 1, 1977. No shareholder approval was required pursuant to Section 2302 of the CGCL. The Restated Articles of Incorporation were filed with the California Secretary of State on November 28, 2000.


Item 7.  Exhibits

        Exhibit  3.1   Restated Articles of Incorporation.
        ------------



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SonomaWest Holdings, Inc.


                             By:  /s/  Gary L. Hess
                               -------------------------------------
                                          Gary L. Hess
                             Its:  President & Chief Executive Officer

Date:    January 2, 2001